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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

The table below lists DDi Corp's consolidated subsidiaries. The ownership of these entities is as follows:



                                           Jurisdiction of
Name                                       Organization         Ownership
----                                       ---------------      ---------
DDi Europe Limited                         United Kingdom       100% directly owned by DDi Corp.

DDi Sales  Limited                         United Kingdom       100% directly owned by DDi Europe Limited

DDi Intermediate Holdings Corp.            California           100% directly owned by DDi Corp.

DDi Capital Corp.                          California           100% directly owned by DDi Intermediate Holdings Corp.

Dynamic Details, Incorporated              California           100% directly owned by DDi Capital Corp.

DDi Sales Corp.                            Delaware             100% directly owned by Dynamic Details, Incorporated

Dynamic Details Design, L.L.C.             Delaware             100% directly owned by DDi Sales Corp.

DCI/Design Plus, LLC                       Delaware             100% directly owned by DDi Sales Corp.

DDJ, Inc. (Kabushiki Kaisha DDJ)           Japan                100% directly owned by DDi Sales Corp.

Dynamic Details Engineering Services, LLC  Delaware             100% directly owned by DDi Sales Corp.

Dynamic Details Incorporated, Virginia     Delaware             100% directly owned by Dynamic Details, Incorporated

DDi Canada Acquisition Corp.               Ontario, Canada      100% directly owned by Dynamic Details, Incorporated

Dynamic Details Canada, Inc.               Ontario, Canada      100% directly owned by DDi Canada Acquisition Corp.

Laminate Technology Corp.                  Delaware             100% directly owned by Dynamic Details, Incorporated

Dynamic Details Incorporated, Silicon      Delaware             100% directly owned by Dynamic Details, Incorporated
Valley

Details Global Sales, Inc.                 Virgin Islands       100% directly owned by Dynamic Details, Incorporated

Dynamic Details Incorporated, Colorado     Colorado             100% directly owned by Dynamic Details, Incorporated
Springs

DDi L.L.C.                                 Delaware             100% directly owned by Dynamic Details, Incorporated

DDi-Texas Intermediate Holdings, L.L.C.    Delaware             100% directly owned by Dynamic Details Texas Holding
                                                                Corp.

DDi-Texas Intermediate Partners, L.L.C.    Delaware             100% directly owned by Dynamic Details Texas Holding
                                                                Corp.


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
                                           Jurisdiction of
Name                                       Organization         Ownership
----                                       ---------------      ---------
Dynamic Details Texas, L.P.                Delaware             100% indirectly owned by Dynamic Details Texas Holding
                                                                Corp.

Dynamic Details Incorporated, Texas        Delaware             100% directly owned by Dynamic Details Incorporated,
                                                                Silicon Valley

DDi-Texas Intermediate Holdings II,        Delaware             100% directly owned by Dynamic Details Incorporated,
L.L.C.                                                          Texas

DDi-Texas Intermediate Partners II,        Delaware             100% directly owned by Dynamic Details Incorporated,
L.L.C.                                                          Texas

Dynamic Details, L.P.                      Delaware             100% indirectly owned by Dynamic Details Incorporated,
                                                                Texas

DDi Group Limited                          United Kingdom       100% directly owned by DDi Europe Limited

BWMP (Holdings) Limited                    United Kingdom       100% indirectly owned by DDi Europe Limited

Zlin Electronics Limited                   United Kingdom       100% directly owned by DDi Group Limited

Classical Circuits Limited                 United Kingdom       100% directly owned by DDi Group Limited

Zlin International Limited                 United Kingdom       100% directly owned by DDi Group Limited

Symonds Precision Limited                  United Kingdom       100% directly owned by DDi Group Limited

Calne Electronics Limited                  United Kingdom       100% directly owned by DDi Group Limited

Integrated Designs & Systems Limited       United Kingdom       100% directly owned by Calne Electronics Limited

Preton Electronics Limited                 United Kingdom       100% directly owned by Calne Electronics Limited

Thomas Walter Limited                      United Kingdom       100% directly owned by BWMP (Holdings), Limited

Redlab Limited                             United Kingdom       100% directly owned by DDi Europe Limited

Krizanthem Limited                         United Kingdom       100% directly owned by DDi Europe Limited

Symonds Electronics Limited                United Kingdom       100% directly owned by DDi Europe Limited

Osborne Group Holdings Limited             United Kingdom       100% indirectly owned by DDi Europe Limited

HBH Group Limited                          United Kingdom       100% directly owned by DDi Europe Limited

Osborne Electronics Limited                United Kingdom       100% directly owned by Osborne Group Holdings Limited

Osborne SMT Limited                        United Kingdom       100% directly owned by Osborne Group Holdings Limited

Kamtronics Limited                         United Kingdom       100% indirectly owned by DDi Europe Limited

